BLACKROCK FUNDSSM

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Energy & Resources Portfolio

(each a “Fund” and collectively the “Funds”)

SUPPLEMENT DATED JUNE 21, 2012 TO THE

SUMMARY PROSPECTUSES DATED JANUARY 30, 2012

Effective immediately, the Funds’ summary prospectuses are hereby amended to provide that Denis Walsh, CFA, and Daniel Neumann, CFA, will serve as co-portfolio managers of the Funds. The following change is made to the summary prospectuses:

The section entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Denis Walsh, CFA	2005	Managing Director of BlackRock, Inc.
Daniel Neumann, CFA	2012	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

 SPRO-AER-0612SUP